SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN MONEY MARKET FUNDS

I.                Evergreen Money Market Fund and Evergreen Municipal Money Market Fund (the “Funds”)

The prospectuses of the Funds are hereby supplemented as follows:

                It is expected that the S1 share class of each Fund will be liquidated and closed on Friday, November 16, 2007.

II.                Evergreen U.S. Government Money Market Fund (the “Fund”)

                The prospectuses of the Fund are hereby supplemented as follows:

                Effective November 16, 2007, the Fund’s Board of Trustees has renamed the Fund’s Class S1 share class as Class S.

September 14, 2007                                                                                                            579917 rv1 (9/07)